Exhibit 10.52

FIRST AMENDMENT TO SALE - PURCHASE AGREEMENT DATED
JANUARY 10, 2013, BETWEEN 18TH STREET OWNER LLC (“SELLER”)
    AND ARC NY21618001, LLC (“PURCHASER”)

W I T N E S S E T H

WHEREAS, Seller and Purchaser have entered into a Sale – Purchase Agreement dated January 10, 2013 (the “Agreement”), pursuant to which Seller agrees to sell, and Purchaser agrees to purchase, the property commonly known as 216-218 West 18th Street, New York, New York (the “Property”).

WHEREAS, Seller and Purchaser wish to enter into this First Amendment in order to further amend and modify the Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and subject to the terms, conditions and limitations contained in the Agreement and this First Amendment, Seller and Purchaser covenant and agree to amend and modify the Agreement as follows:

1.    In the event of any conflict or inconsistency between this First Amendment and the Agreement, the terms of this First Amendment shall govern and control. Capitalized terms used herein and not herein defined shall have the respective meanings ascribed to such terms in the Agreement.

2.    Clause (ix) of Section 20(a) of the Agreement is hereby deleted in its entirety.

3.    The penultimate sentence in Section 5 is hereby deleted in its entirety and replaced with the following:

“Notwithstanding the foregoing, Purchaser shall not accelerate the Closing Date to occur prior to March 25, 2013.”

4.    Exhibit 20(b) of the Agreement is hereby amended by deleting the reference to “$2,000,000.00” in the first paragraph thereof and inserting “$814,299.96” in place thereof.

5.    Seller and Purchaser hereby acknowledge and agree that Purchaser has elected to accelerate the Closing date to March 25, 2013; provided, however, Purchaser’s acceleration of the Closing Date shall not be deemed a waiver by Purchaser or Seller of any conditions precedent to either party’s obligation to close under the Agreement, nor shall such accelerated Closing Date be deemed to impose any additional obligations or grant either party any additional rights, other than as expressly set forth in the Agreement.

6.    Purchaser hereby acknowledges and agrees that, prior to the Closing Date, Seller shall enter into a letter agreement with Red Bull North American, Inc. (“Red Bull”), in form and substance which shall be approved by Purchaser, such approval not to be unreasonably withheld or delayed, pursuant to which (i) Seller and Red Bull shall modify Section 31.2(b) of that certain

Exhibit 10.52

Agreement of Lease, dated as of March 29, 2012, between Seller, as landlord, and Red Bull, as tenant (the “Red Bull Lease”), by extending the date by which Red Bull must submit all requisitions for Landlord’s Contribution (as such term is defined in the Red Bull Lease) to July 31, 2013, and (ii) Red Bull shall acknowledge that the remaining amount of Landlord’s Contribution as of the date of such letter agreement is $814,299.96.

7.    Except as expressly modified by this First Amendment, the Agreement shall remain in full force and effect, and shall be unmodified.

8.     The Agreement and this First Amendment may only be amended and modified by an agreement in writing signed by both Seller and Purchaser.

9.    This First Amendment shall not be binding upon Seller or Purchaser unless and until this First Amendment has been fully executed by, and delivered to, all parties.

10.    This First Amendment may be executed in counterparts, each when combined shall constitute a fully executed original document. Faxed or .pdf copies of signatures shall be acceptable in lieu of original signatures.

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Exhibit 10.52

IN WITNESS WHEREOF, the parties have executed and delivered this First Amendment as of the 13th day of March, 2013.

PURCHASER: ARC NY21618001, LLC By: /s/ Jesse C. Galloway Name: Jesse C. Galloway Title: Authorized Signatory	SELLER: 18TH STREET OWNER LLC By: /s/ Andrew B. Cohen Name: Andrew B. Cohen Title: Authorized Signatory By: /s/ Jeffrey A. Goldberger Name: Jeffrey A. Goldberger Title: Authorized Signatory